Exhibit 99.1
First Western Financial, Inc.
Consolidated Financial Summary (unaudited)

	Three Months Ended
	December 31,	September 30,	December 31,
(Dollars in thousands, except per share amounts)	2023(1)	2023	2022
Interest and dividend income:
Loans, including fees	$35,625	$34,141	$30,349
Loans accounted for under the fair value option	257	300	488
Investment securities	600	607	645
Interest-bearing deposits in other financial institutions	1,350	1,292	931
Dividends, restricted stock	161	141	238
Total interest and dividend income	37,993	36,481	32,651

Interest expense:
Deposits	19,037	17,467	8,260
Other borrowed funds	2,625	2,248	2,403
Total interest expense	21,662	19,715	10,663
Net interest income	16,331	16,766	21,988
Less: provision for credit losses(2)	8,493	329	1,197
Net interest income, after provision for credit losses(2)	7,838	16,437	20,791

Non-interest income:
Trust and investment management fees	4,705	4,846	4,358
Net gain on mortgage loans	379	654	629
Net loss on loans held for sale	—	—	(12)
Bank fees	412	427	812
Risk management and insurance fees	544	145	924
Income on company-owned life insurance	101	96	88
Net loss on loans accounted for under the fair value option	(91)	(252)	(602)
Unrealized loss recognized on equity securities	(2)	(19)	—
Other	33	202	218
Total non-interest income	6,081	6,099	6,415
Total income before non-interest expense	13,919	22,536	27,206

Non-interest expense:
Salaries and employee benefits	9,988	10,968	11,679
Occupancy and equipment	1,937	1,807	1,910
Professional services	1,990	1,867	2,027
Technology and information systems	928	906	1,168
Data processing	1,189	1,159	1,223
Marketing	415	355	500
Amortization of other intangible assets	62	62	77
Net gain on sale of other real estate owned	—	—	(3)
Other	1,767	1,190	1,324
Total non-interest expense	18,276	18,314	19,905
(Loss)/income before income taxes	(4,357)	4,222	7,301
Income tax (benefit)/expense	(1,138)	1,104	1,830
Net (loss)/income available to common shareholders	$(3,219)	$3,118	$5,471
(Loss)/earnings per common share:
Basic	$(0.34)	$0.33	$0.58
Diluted	(0.34)	0.32	0.56
(1) December 31, 2023 amounts include the impact of the revision previously mentioned in this earnings release.
(2)Provision for credit loss amounts for periods prior to the ASC 326 adoption date of January 1, 2023 are reported in accordance with previously applicable GAAP.

First Western Financial, Inc.
Consolidated Financial Summary (unaudited)

	December 31,	September 30,	December 31,
(Dollars in thousands)	2023(1)	2023	2022
Assets
Cash and cash equivalents:
Cash and due from banks	$7,284	$6,439	$4,926
Interest-bearing deposits in other financial institutions	247,158	265,045	191,586
Total cash and cash equivalents	254,442	271,484	196,512

Held-to-maturity securities, at amortized cost (fair value of $66,617, $66,487 and $74,718, respectively), net of allowance for credit losses	74,102	75,539	81,056
Correspondent bank stock, at cost	7,155	11,305	7,110
Mortgage loans held for sale, at fair value	7,254	12,105	8,839
Loans held for sale, at fair value	—	—	1,965
Loans (includes $13,726, $15,464, and $23,321 measured at fair value, respectively)	2,530,915	2,530,459	2,469,413
Allowance for credit losses(2)	(23,931)	(23,175)	(17,183)
Loans, net	2,506,984	2,507,284	2,452,230
Premises and equipment, net	25,256	25,410	25,118
Accrued interest receivable	11,428	11,633	10,445
Accounts receivable	5,095	5,292	4,873
Other receivables	4,467	3,052	1,973
Goodwill and other intangible assets, net	31,854	31,916	32,104
Deferred tax assets, net	6,407	6,624	6,914
Company-owned life insurance	16,530	16,429	16,152
Other assets	24,488	24,680	21,457
Total assets	$2,975,462	$3,002,753	$2,866,748

Liabilities
Deposits:
Noninterest-bearing	$482,579	$476,308	$583,092
Interest-bearing	2,046,460	1,943,688	1,822,137
Total deposits	2,529,039	2,419,996	2,405,229
Borrowings:
Federal Home Loan Bank and Federal Reserve borrowings	125,711	259,930	146,886
Subordinated notes	52,340	52,279	52,132
Accrued interest payable	3,793	3,203	1,125
Other liabilities	21,841	21,089	20,512
Total liabilities	2,732,724	2,756,497	2,625,884

Shareholders’ Equity
Total shareholders’ equity	242,738	246,256	240,864
Total liabilities and shareholders’ equity	$2,975,462	$3,002,753	$2,866,748
(1) December 31, 2023 amounts include the impact of the revision previously mentioned in this earnings release.
(2) Allowance for credit loss amounts for periods prior to the ASC 326 adoption date of January 1, 2023 are reported in accordance with previously applicable GAAP.

First Western Financial, Inc.
Consolidated Financial Summary (unaudited)

	December 31,	September 30,	December 31,
(Dollars in thousands)	2023(1)	2023	2022
Loan Portfolio
Cash, Securities, and Other(2)	$140,053	$148,669	$165,670
Consumer and Other	31,296	23,975	26,539
Construction and Development	347,515	349,436	288,497
1-4 Family Residential	925,984	913,085	898,154
Non-Owner Occupied CRE	546,966	527,377	496,776
Owner Occupied CRE	197,205	208,341	216,056
Commercial and Industrial	336,842	349,515	361,028
Total	2,525,861	2,520,398	2,452,720
Loans accounted for under the fair value option	14,129	16,105	23,415
Total loans held for investment	2,539,990	2,536,503	2,476,135
Deferred (fees) costs and unamortized premiums/(unaccreted discounts), net(3)	(9,075)	(6,044)	(6,722)
Loans (includes $13,726, $15,464, and $23,321 measured at fair value, respectively)	$2,530,915	$2,530,459	$2,469,413
Mortgage loans held for sale	7,254	12,105	8,839
Loans held for sale	—	—	1,965

Deposit Portfolio
Money market deposit accounts	$1,386,149	$1,388,726	$1,336,092
Time deposits	496,452	373,459	224,090
Negotiable order of withdrawal accounts	147,488	164,000	234,778
Savings accounts	16,371	17,503	27,177
Total interest-bearing deposits	2,046,460	1,943,688	1,822,137
Noninterest-bearing accounts	482,579	476,308	583,092
Total deposits	$2,529,039	$2,419,996	$2,405,229
____________________
(1) December 31, 2023 amounts include the impact of the revision previously mentioned in this earnings release.
(2) Includes PPP loans of $4.3 million as of December 31, 2023, $4.9 million as of September 30, 2023, and $7.1 million as of December 31, 2022.
(3) Includes fair value adjustments on loans held for investment accounted for under the fair value option.

First Western Financial, Inc.
Consolidated Financial Summary (unaudited) (continued)

	As of or for the Three Months Ended
	December 31,	September 30,	December 31,
(Dollars in thousands)	2023(1)	2023	2022
Average Balance Sheets
Assets
Interest-earning assets:
Interest-bearing deposits in other financial institutions	$104,789	$102,510	$103,190
Federal funds sold	—	—	—
Investment securities	76,331	78,057	84,017
Correspondent bank stock	7,576	7,162	11,880
Loans	2,536,287	2,502,419	2,436,273
Interest-earning assets	2,724,983	2,690,148	2,635,360
Mortgage loans held for sale	9,915	12,680	9,065
Total interest-earning assets, plus mortgage loans held for sale	2,734,898	2,702,828	2,644,425
Allowance for credit losses(2)	(23,308)	(22,122)	(16,724)
Noninterest-earning assets	126,132	125,774	125,355
Total assets	$2,837,722	$2,806,480	$2,753,056

Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Interest-bearing deposits	$1,914,856	$1,846,318	$1,582,587
FHLB and Federal Reserve borrowings	139,316	125,250	212,693
Subordinated notes	52,299	52,242	38,335
Total interest-bearing liabilities	2,106,471	2,023,810	1,833,615
Noninterest-bearing liabilities:
Noninterest-bearing deposits	456,787	512,956	659,076
Other liabilities	25,387	24,228	21,660
Total noninterest-bearing liabilities	482,174	537,184	680,736
Total shareholders’ equity	249,077	245,486	238,705
Total liabilities and shareholders’ equity	$2,837,722	$2,806,480	$2,753,056

Yields/Cost of funds (annualized)
Interest-bearing deposits in other financial institutions	5.11%	5.00%	3.57%
Investment securities	3.12	3.09	3.05
Correspondent bank stock	8.43	7.81	7.95
Loans	5.59	5.43	5.00
Mortgage loans held for sale	6.60	6.70	6.39
Total interest-earning assets	5.51	5.35	4.90
Interest-bearing deposits	3.94	3.75	2.07
Cost of deposits	3.18	2.94	1.46
FHLB and Federal Reserve borrowings	5.36	4.58	3.58
Subordinated notes	5.63	6.08	5.03
Total interest-bearing liabilities	4.08	3.86	2.31
Net interest margin	2.37	2.46	3.30
Net interest rate spread	1.43	1.49	2.59
(1) December 31, 2023 amounts include the impact of the revision previously mentioned in this earnings release.
(2) Allowance for credit loss amounts for periods prior to the ASC 326 adoption date of January 1, 2023 are reported in accordance with previously applicable GAAP.

First Western Financial, Inc.
Consolidated Financial Summary (unaudited) (continued)

	As of or for the Three Months Ended
	December 31,	September 30,	December 31,
(Dollars in thousands, except share and per share amounts)	2023(1)	2023	2022
Asset Quality
Non-performing loans	$51,125	$56,146	$12,349
Non-performing assets	51,125	56,146	12,349
Net charge-offs	8,595	190	95
Non-performing loans to total loans	2.01%	2.21%	0.50%
Non-performing assets to total assets	1.72	1.87	0.43
Allowance for credit losses to non-performing loans(4)	46.81	41.28	139.14
Allowance for credit losses to total loans(4)	0.95	0.92	0.70
Allowance for credit losses to adjusted loans(2)(4)	0.95	0.92	0.78
Net charge-offs to average loans(3)	0.34	0.01	*

Assets Under Management	$6,752,981	$6,395,786	$6,106,973

Market Data
Book value per share at period end	25.33	25.76	25.37
Tangible book value per common share(2)	22.01	22.42	21.99
Weighted average outstanding shares, basic	9,572,582	9,553,331	9,493,732
Weighted average outstanding shares, diluted	9,572,582	9,743,270	9,702,908
Shares outstanding at period end	9,581,183	9,560,209	9,495,440

Consolidated Capital
Tier 1 capital to risk-weighted assets	9.40%	9.32%	9.28%
CET1 to risk-weighted assets	9.40	9.32	9.28
Total capital to risk-weighted assets	12.59	12.45	12.37
Tier 1 capital to average assets	7.77	7.96	7.81

Bank Capital
Tier 1 capital to risk-weighted assets	10.54	10.42	10.29
CET1 to risk-weighted assets	10.54	10.42	10.29
Total capital to risk-weighted assets	11.45	11.31	11.06
Tier 1 capital to average assets	8.71	8.88	8.65
____________________
(1) December 31, 2023 amounts include the impact of the revision previously mentioned in this earnings release.
(2) Represents a Non-GAAP financial measure. See “Reconciliation of Non-GAAP Measures” for a reconciliation of our Non-GAAP measures to the most directly comparable GAAP financial measure.
(3) Value results in an immaterial amount.
(4) Allowance for credit loss amounts for periods prior to the ASC 326 adoption date of January 1, 2023 are reported in accordance with previously applicable GAAP. Total loans does not include loans accounted for under the fair value option.

First Western Financial, Inc.
Consolidated Financial Summary (unaudited) (continued)
Reconciliations of Non-GAAP Financial Measures

	As of or for the Three Months Ended
	December 31,	September 30,	December 31,
(Dollars in thousands, except share and per share amounts)	2023(1)	2023	2022
Tangible Common
Total shareholders' equity	$242,738	$246,256	$240,864
Less: goodwill and other intangibles, net	31,854	31,916	32,104
Tangible common equity	$210,884	$214,340	$208,760

Common shares outstanding, end of period	9,581,183	9,560,209	9,495,440
Tangible common book value per share	$22.01	$22.42	$21.99
Net (loss)/income available to common shareholders	(3,219)	3,118	5,471
Return on tangible common equity (annualized)	(6.11)%	5.82%	10.48%

Efficiency
Non-interest expense	$18,276	$18,314	$19,905
Less: amortization	62	62	77
Less: acquisition related expenses	36	30	195
Adjusted non-interest expense	$18,178	$18,222	$19,633

Total income before non-interest expense	$13,919	$22,536	$27,206
Less: unrealized loss recognized on equity securities	(2)	(19)	—
Less: net loss on loans accounted for under the fair value option	(91)	(252)	(602)
Less: net loss on loans held for sale at fair value	—	—	(12)
Plus: provision for credit losses(2)	8,493	329	1,197
Gross revenue	$22,505	$23,136	$29,017
Efficiency ratio	80.77%	78.76%	67.66%

Allowance for Credit Loss to Adjusted Loans
Total loans held for investment	2,539,990	2,536,503	2,476,135
Less: loans acquired(3)	—	—	234,717
Less: PPP loans(4)	4,343	4,876	6,378
Less: loans accounted for under fair value	14,129	16,105	23,415
Adjusted loans	$2,521,518	$2,515,522	$2,211,625

Allowance for credit losses(2)	$23,931	$23,175	$17,183
Allowance for credit losses to adjusted loans(2)	0.95%	0.92%	0.78%
___________________
(1) December 31, 2023 amounts include the impact of the revision previously mentioned in this earnings release.
(2) Provision and allowance for credit loss amounts for periods prior to the ASC 326 adoption date of January 1, 2023 are reported in accordance with previously applicable GAAP.
(3)As of December 31, 2023 and September 30, 2023, acquired loans totaling $212.3 million and $216.1 million, respectively, are included in the allowance for credit loss calculation and are therefore not removed in calculating adjusted total loans.
(4)As of December 31, 2023 and September 30, 2023, the adjustment for PPP loans includes acquired PPP loans as acquired loans are included in total loans held for investment as a result of the adoption of ASC 326. As of December 31, 2022, the adjustment for PPP loans did not include acquired PPP loans, as those were already included in the loans acquired adjustment.

First Western Financial, Inc.
Consolidated Financial Summary (unaudited) (continued)

	As of or for the Three Months Ended
	December 31,	September 30,	December 31,
(Dollars in thousands, except share and per share data)	2023(1)	2023	2022
Adjusted Net (Loss)/Income Available to Common Shareholders
Net (loss)/income available to common shareholders	$(3,219)	$3,118	$5,471
Plus: acquisition related expenses	36	30	195
Less: income tax impact from acquisition related expenses	9	8	49
Adjusted net (loss)/income available to shareholders	$(3,192)	$3,140	$5,617

Pre-Tax, Pre-Provision Net Income
(Loss)/income before income taxes	$(4,357)	$4,222	$7,301
Plus: provision for credit losses	8,493	329	1,197
Pre-tax, pre-provision net income	$4,136	$4,551	$8,498

Adjusted Basic (Loss)/Earnings Per Share
Basic (loss)/earnings per share	$(0.34)	$0.33	$0.58
Plus: acquisition related expenses net of income tax impact	*	*	0.01
Adjusted basic (loss)/earnings per share	$(0.34)	$0.33	$0.59

Adjusted Diluted (Loss)/Earnings Per Share
Diluted (loss)/earnings per share	$(0.34)	$0.32	$0.56
Plus: acquisition related expenses net of income tax impact	*	*	0.02
Adjusted diluted (loss)/earnings per share	$(0.34)	$0.32	$0.58

Adjusted Return on Average Assets (annualized)
Return on average assets	(0.45)%	0.44%	0.79%
Plus: acquisition related expenses net of income tax impact	*	0.01	0.03
Adjusted return on average assets	(0.46)%	0.45%	0.82%

Adjusted Return on Average Shareholders' Equity (annualized)
Return on average shareholders' equity	(5.17)%	5.08%	9.17%
Plus: acquisition related expenses net of income tax impact	0.04	0.04	0.24
Adjusted return on average shareholders' equity	(5.12)%	5.12%	9.41%

Adjusted Return on Tangible Common Equity (annualized)
Return on tangible common equity	(6.11)%	5.82%	10.48%
Plus: acquisition related expenses net of income tax impact	0.06	0.04	0.28
Adjusted return on tangible common equity	(6.05)%	5.86%	10.76%
(1) December 31, 2023 amounts include the impact of the revision previously mentioned in this earnings release.
* Represents an immaterial impact to adjusted earnings per share.